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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       __________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                       October 29, 2001 (October 26, 2001)


                                 PARTNERRE LTD.
             (Exact name of registrant as specified in its charter)



     Bermuda               0-2253              Not Applicable
 (State or other      (Commission File             (IRS Employer
 jurisdiction of          Number)               Identification No.)
 incorporation)


            Chesney House, 96 Pitts Bay Road, Pembroke, Bermuda HM 08
               (Address of principal executive offices) (Zip Code)

                                 (441) 292-0888
              (Registrant's telephone number, including area code)

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Item 5.  Other Events.

     On October 26, 2001, PartnerRe Ltd. (the "Company") announced that it intends, subject to market conditions, to raise $350 million of new capital in the form of trust preferred and convertible preferred securities, before the end of the year. A copy of a press release issued by the Company on October 26, 2001 is included as exhibit 99.1 to this filing and is incorporated herein by reference.

     The Company is a leading global reinsurer, providing multi-line reinsurance to insurance companies through its wholly owned subsidiaries, Partner Reinsurance Company, Partner Re U.S. and PartnerRe S.A. Risks reinsured include property, catastrophe, agriculture, automobile, casualty, marine, aviation/space, credit/surety, technical and miscellaneous lines, life/annuity and health.

     This Form 8-K contains forward-looking statements that are based upon the Companys assumptions and expectations concerning future events and are subject to significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements made by, or on behalf of the Company. These risks and uncertainties include, among other things, those described in the Company's filings with the Securities and Exchange Commission, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Company. Whether or not actual results differ materially from forward-looking statements may depend on numerous foreseeable and unforeseeable events or developments, such as general economic conditions and interest rates, some of which may be related to the insurance industries generally, such as pricing competition, industry consolidation and regulatory developments, and others of which may relate to the Company specifically, such as risks with implementing business strategies, adequacy of reserves, exposure to catastrophe losses, emergence of new information, credit, interest rate, currency and other risks associated with the Company's investment portfolio, and other factors. In light of the significant uncertainties inherent in the forward-looking information herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company's objectives or plans will be realized. The Company disclaims any obligation to update forward-looking information.

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Item 7.  Financial Statements and Exhibits.

                  (a)  Financial statements of businesses acquired.

                           Not applicable.

                  (b) Pro forma financial information.

                           Not applicable.

                  (c)  Exhibits:

                  99.1     Press Release dated October 26, 2001.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 29, 2001                    PARTNERRE LTD.
                                          (Registrant)


                                          By: /s/ Albert Benchimol
                                              -------------------------------
                                              Name:  Albert Benchimol
                                              Title: Executive Vice President
                                                     and Chief Financial Officer

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                       EXHIBIT INDEX

Exhibit                Description

99.1     Press Release dated October 26, 2001.